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                                  EXHIBIT 10.1


THE OPTION GRANTED PURSUANT TO THIS NONSTATUTORY STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



                            MISSION WEST PROPERTIES:

                       NONSTATUTORY STOCK OPTION AGREEMENT


 THIS AGREEMENT, entered into as of July 1, 1994 between MISSION WEST PROPERTIES, a California corporation (the "Company"), and J. Gregory Kasun (the "Optionee"),

                              W I T N E S S E T H:

 WHEREAS, the Board has determined that it would be in the best interests of the Company and its stockholders to grant the Nonstatutory Stock Option described in this Agreement to the Optionee as an inducement to remain in the service of the Company and as an incentive for extraordinary efforts during such service:

 NOW, THEREFORE,  it is agreed as follows:

SECTION 1.  GRANT OF OPTION.

 (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase One Hundred Twenty-Five Thousand (125,000) Shares at an Exercise Price of Three Dollars ($3.00) per Share. This option is not intended to be an Incentive Stock Option.

SECTION 2.  NO TRANSFER OR ASSIGNMENT OF OPTION.

 Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3.  RIGHT TO EXERCISE (VESTING).

 Subject to the conditions stated herein, the Optionee shall have the right immediately to exercise this option with respect to 73,000 Shares. Subject to the conditions stated herein, this option shall become exercisable with respect to 52,000 of the Shares subject to this option in one installment of 2,000 Shares and ten equal installments of 5,000 Shares. The first such installment shall become exercisable on the first date the Company has issued 32,000 shares of Additional Stock and each subsequent installment shall become exercisable on each date the Company has issued an additional 100,000 shares of Additional Stock. The intention of this vesting provision is to limit exercisability of this option at all times to five percent (5%) of the outstanding Shares.



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SECTION 4.  EXERCISE PROCEDURES.

 (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 11(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary or Assistant Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

 (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5.  PAYMENT FOR STOCK.

 The entire Purchase Price may be paid in lawful money of the United States of America. Alternatively, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Board) on the date of exercise of this option which, together with any amount paid in lawful money, is equal to the Purchase Price.

SECTION 6.  TERM AND EXPIRATION.

 (a) BASIC TERM. This option shall in any event expire on the date 10 years after the Date of Grant.

 (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

      (i)  The expiration date determined pursuant to Subsection (a) above;

      (ii) The date one year after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or

      (iii) The date two years after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

 (c) DEATH OF OPTIONEE. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:



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      (i)  The expiration date determined pursuant to Subsection (a) above; or

      (ii)  The date two years after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

 (d) LEAVES OF ABSENCE. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

SECTION 7.  LEGALITY OF INITIAL ISSUANCE.

 No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

 (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

 (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

 (c)  Any other applicable provision of state or federal law has been satisfied.

SECTION 8.  NO REGISTRATION RIGHTS.

 The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9.  RESTRICTIONS ON TRANSFER OF SHARES.

 (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

 (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

 (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under this Agreement is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.


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 (d)  LEGEND.  All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

 "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

 (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

 (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

SECTION 10.  SHARES AND ADJUSTMENTS.

 (a) GENERAL. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Board shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or
(ii) the Exercise Price.

 (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of this option by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume this option, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for its cancellation if not exercised or settled, in either case without the Optionee's consent.

 (c) RESERVATION OF RIGHTS. Except as provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.  MISCELLANEOUS PROVISIONS.

 (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to


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enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

 (b) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

 (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time, with or without cause.

 (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.

 (e) ENTIRE AGREEMENT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

 (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 12.  DEFINITIONS.

 (a) "ADDITIONAL STOCK" shall mean any shares of Stock issued (or deemed to be issued) by the Company after the Date of Grant, other than stock issued pursuant to a transaction described in Section 10(a) hereof.

 (b)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.

 (c) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

 (d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

 (e) DATE OF GRANT" shall mean the date on which the Board resolved to grant this option, which is also the date as of which this Agreement is entered into.

 (f) "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and
(iii) an independent contractor who performs services for the Company or a Subsidiary.

 (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).

 (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422A(b) of the Code.

 (i) "NONSTATUTORY STOCK OPTION" shall mean an employee stock option not described in sections 422(b), 422A(b), 432(b) or 424(b) of the Code.

 (j) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

 (k)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

 (l)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 10 (if applicable).


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 (m)  "STOCK" shall mean the Common Stock of the Company.

 (n) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the Date of Grant shall be considered a Subsidiary commencing as of such date.

 (o) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

 (p) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Board, and the Optionee has personally executed this Agreement.


OPTIONEE                       MISSION WEST PROPERTIES



  /s/ J. Gregory Kasun              By   /s/ Katrina L. Thompson
-------------------------------        --------------------------------
J. Gregory Kasun                    Title   Secretary
                                          -----------------------------


Optionee's Address:                 Company's Address:



6815 Flanders Drive            6815 Flanders Drive
Suite 250                      Suite 250
San Diego, CA  92121-3914      San Diego, CA  92121-3914